o TLGIT PA-2

                        SUPPLEMENT DATED FEBRUARY 7, 2000
                              TO THE PROSPECTUS OF
                             TEMPLETON REGION FUNDS
     (TLGIT - TEMPLETON INTERNATIONAL FUND AND TEMPLETON LATIN AMERICA FUND)
                                  ADVISOR CLASS
                              DATED AUGUST 1, 1999

The prospectus is amended as follows:

I. On November 12, 1999, shareholders of the Templeton Latin America Fund approved a change to the classification of the fund from a diversified to a non-diversified investment company.

 The following is added to the "Main Risks" section for the Templeton Latin America Fund:

DIVERSIFICATION The fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the fund's shares. The fund, however, intends to meet certain tax diversification requirements.

II. The section "Management" on page 17 is replaced with the following:

[Insert graphic of briefcase] MANAGEMENT

Templeton Investment Counsel, Inc., (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, FL 33394-3091, is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $235 billion in assets.

The fund's lead portfolio manager is:

HEIDI S. ANDERSEN CFA, VICE PRESIDENT OF INVESTMENT COUNSEL
Ms. Andersen has been a manager of the fund since March 1999. She joined the Franklin Templeton Group in 1995.

The following individual has secondary portfolio management responsibilities:

MARK R. BEVERIDGE CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Beveridge has been a manager of the fund since 1997. He joined the Franklin Templeton Group in 1985.

The fund pays Investment Counsel a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended March 31, 1999, management fees, before any advance waiver, were 1.25% of the fund's average daily net assets. Under an agreement by the manager to limit its fees, the fund paid 0.57% of its average daily net assets to the manager. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

III. In the Selling Shares table on page 27 the section "By Wire" is replaced with the following:

[Insert graphic of three lightning bolts] BY ELECTRONIC FUNDS TRANSFER (ACH)

You can call or write to have redemption proceeds sent to a bank account. See the policies above for selling shares by mail or phone.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the ownership of the bank and fund accounts is different.

If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

IV. The section "Statements and reports" on page 33 is replaced with the following:

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the fund.

VIII. The section "Management" on page 8 is replaced with the following:

[Insert graphic of briefcase] MANAGEMENT

Templeton Global Advisors Limited (Global Advisors), P.O. Box N-7759, Lyford Cay, Nassau, Bahamas, is the fund's investment manager. Together, Global Advisors and its affiliates manage over $235 billion in assets.

The team responsible for the fund's management is:

MARK G. HOLOWESKO CFA, PRESIDENT OF GLOBAL ADVISORS
Mr. Holowesko has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1985.

RICHARD SEAN FARRINGTON CFA, SENIOR VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Farrington has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1991.

The fund pays Global Advisors a fee for managing the fund's assets. For the fiscal year ended March 31, 1999, the fund paid 0.75% of its average daily net assets to the manager for its services.

               Please keep this supplement for future reference.